EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report of Paradigm Medical Industries, Inc. (the “Company”) on Form 10-Q/A for the period ending March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Luis A. Mostacero, Vice President of Finance, Chief Financial Officer, Treasurer and Secretary, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(a)     the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)     the information contained in the report fairly presents, in all material respect, the financial condition and result of operations of the Company.

/s/ Luis A. Mostacero
Date: October 13, 2008	Luis A. Mostacero, Vice President of Finance,
Chief Financial Officer, Treasurer, and Secretary